UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24

Park Tower, 15th Floor

6300 Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Allied World Assurance Company Holdings, AG (the “Company”) held its 2017 Annual General Meeting of Shareholders on June 21, 2017 (the “2017 Annual Shareholder Meeting”).  At the 2017 Annual Shareholder Meeting, the Company’s shareholders considered the following proposals, each of which is described in greater detail in the Company’s definitive proxy statement dated May 26, 2017.

Proposal 1             Election of Directors

The Company’s shareholders elected the following directors to hold office until the Company’s Annual Shareholder Meeting in 2018:

	For	Against	Abstain	Broker Non-Votes
Barbara T. Alexander	53,144,835	78,884	1,074,474	10,072,835
Scott A. Carmilani	53,870,576	398,692	28,925	10,072,835
Bart Friedman	52,299,917	924,289	1,073,987	10,072,835
Patricia L. Guinn	54,037,125	230,556	30,512	10,072,835
Fiona E. Luck	53,144,255	79,411	1,074,527	10,072,835
Patrick de Saint-Aignan	53,145,022	78,308	1,074,863	10,072,835
Eric S. Schwartz	53,145,399	77,931	1,074,863	10,072,835
Samuel J. Weinhoff	52,901,416	323,944	1,072,833	10,072,835

Proposal 2             Election of Chairman of the Board

The Company’s shareholders elected Scott A. Carmilani as the Chairman of the Board to hold office until the Company’s Annual Shareholder Meeting in 2018.

For	Against	Abstain	Broker Non-Votes
43,382,572	10,886,578	29,043	10,072,835

Proposal 3             Election of Compensation Committee Members

The Company’s shareholders elected the following directors as members of the Compensation Committee of the Board to serve until the Company’s Annual Shareholder Meeting in 2018:

	For	Against	Abstain	Broker Non-Votes
Barbara T. Alexander	54,260,734	5,217	32,242	10,072,835
Bart Friedman	53,908,664	356,740	32,789	10,072,835
Fiona E. Luck	54,260,313	5,585	32,295	10,072,835
Patrick de Saint-Aignan	54,260,773	4,878	32,542	10,072,835
Eric S. Schwartz	54,261,733	3,868	32,592	10,072,835
Samuel J. Weinhoff	54,192,486	75,144	30,563	10,072,835

Proposal 4             Election of the Independent Proxy

The Company’s shareholders elected Buis Buergi AG as the independent proxy to serve until the conclusion of the Company’s Annual Shareholder Meeting in 2018.

For	Against	Abstain
64,307,166	34,347	29,515

Proposal 5             Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved an advisory vote on the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
42,183,407	11,019,235	1,095,551	10,072,835

Proposal 6             Advisory Vote on the Frequency of Shareholder Vote on Named Executive Officer Compensation

The Company’s shareholders approved an advisory vote on the frequency of the shareholder vote on the Company’s named executive officer compensation.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
53,630,611	506,812	132,054	28,716	10,072,835

Proposal 7             Approval of the Company’s Annual Report and Financial Statements

The Company’s shareholders approved the Company’s 2016 Annual Report and its consolidated financial statements and audited statutory financial statements for the year ended December 31, 2016.

For	Against	Abstain	Broker Non-Votes
54,059,871	5,020	233,302	10,072,835

Proposal 8                                       Approval of Retention of Disposable Profits

The Company’s shareholders approved the retention of disposable profits.

For	Against	Abstain
64,245,614	86,972	38,442

Proposal 9             Election of Auditors

The Company’s shareholders elected Deloitte & Touche LLP as the Company’s independent auditor and Deloitte AG as the Company’s statutory auditor, each to serve until the Company’s Annual Shareholder Meeting in 2018.

For	Against	Abstain
64,328,278	13,487	29,263

Proposal 10           Election of Special Auditor

The Company’s shareholders elected PricewaterhouseCoopers AG as the Company’s special auditor to serve until the Company’s Annual Shareholder Meeting in 2017.

For	Against	Abstain
64,332,108	9,955	28,965

Proposal 11           Approval of Granting a Discharge

The Company’s shareholders approved a discharge to the Company’s board of directors and executive officers from liabilities for their actions during the year ended December 31, 2016.

For	Against	Abstain	Broker Non-Votes
53,979,893	81,995	236,305	10,072,835

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: June 21, 2017	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President & General Counsel